UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6100

Seligman Quality Municipal Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:10/31

Date of reporting period:10/31/06

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

To the Stockholders

Your annual stockholder report for Seligman Quality Municipal Fund, Inc. follows this letter. The report contains a discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and financial statements.

For the fiscal year ended October 31, 2006, Seligman Quality Municipal Fund posted a total return of 13.14% based on market price and 5.53% based on net asset value. On November 16, 2006, the Board of Directors approved a change in the monthly dividend rate for the Fund’s common stock, lowering the monthly dividend to $0.036 per share from $0.041 per share, effective December 2006. This change was necessitated by the continued narrowing of the spread between the Fund’s net earnings and the dividend rates paid on its preferred shares and by costs associated with the Fund’s recent proxy contest. The Fund’s annual distribution rate, based on the new monthly dividend of $0.036 per share and the market price on October 31, 2006, was 3.20%, which is equivalent to a taxable yield of 4.77%, based on the maximum federal income tax rate of 35% and the Fund’s current estimate of the dividends that may be taxable. Preferred Stockholders of the Fund were paid dividends at during fiscal 2006 annual rates ranging from 2.65% to 3.95%.

On October 18, 2006, the Fund entered into an agreement settling the proxy contest with Bulldog Investors General Partnership and Karpus Management, Inc. The Fund’s Annual Meeting of Stockholders was called to order the following day, October 19, 2006, in New York, NY, and was adjourned to November 10, 2006. At the meeting, the three incumbent Directors nominated were re-elected and Deloitte & Touche LLP was ratified as auditors of the Fund for 2006. Details of the vote can be found on page 23 of this report. On December 15, 2006, the Fund’s Board of Directors approved a plan of complete liquidation and dissolution of the Fund. The Board of Directors has called a special meeting of stockholders to be held on February 15, 2007 to consider the proposal to liquidate the Fund.

Thank you for your continued support of Seligman Quality Municipal Fund.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

December 21, 2006

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP Independent Registered Public Accounting Firm Deloitte & Touche LLP	Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759	Important Telephone Numbers (800) 874-1092 Stockholder Services (800) 445-1777 Retirement Plan Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Q:	What market conditions and economic events materially affected the performance of Seligman Quality Municipal Fund during the fiscal year ended October 31, 2006?

A:	Since 2004, the Federal Reserve Board has been reducing the level of monetary accommodation in an effort to prevent an unwelcome increase in the rate of inflation. During the past fiscal year, we saw the federal funds rate, the rate banks charge each other on overnight loans, increase by 1.25 percentage points to 5.25%. The Fed paused its series of incremental rate increases at the August meeting of the Federal Open Market Committee (FOMC), citing the easing of inflationary pressures and the slowing of economic growth in recent months. Increases in the federal funds rate caused short-term municipal yields to rise significantly higher before stabilizing with the Fed’s pause. Long-term municipal yields rose modestly during the first half of 2006 and peaked in June with the Fed’s last rate boost. At the start of the second half of 2006, the anticipation of a Fed pause in August sparked a strong bond market rally. By the Fund’s fiscal year-end, long-term municipal yields had fallen to the lowest level since 1968, while the yield spread between short-term municipal bonds and long-term municipal bonds had narrowed to the tightest level since 1989.

The Fund’s Common Stockholders continue to benefit from the Fund’s leveraged structure due to the enduring positive spread between the Fund’s earnings on its investment portfolio and the dividend rates paid on its preferred stock. However, due to the increase in short-term municipal yields, which led to an increase in the preferred stock dividend rates, and the decline in long-term municipal yields that occurred during the Fund’s recent fiscal year, the spread has narrowed, reducing the amount of investment income available to Common Stockholders.

Year-to-date, municipal issuance has lagged last year’s record-setting pace due to a sharp decline in refunding issuance. The favorable interest rate environment in 2005 made it advantageous for many municipal issuers to retire their outstanding, higher-cost debt. For much of 2006, interest rates remained above levels necessary to generate a continuation of 2005’s robust pace of refunding activity. While the recent decline in yields should boost issuance — both refunding and new money — supply this year is not expected to exceed last year’s totals. Despite historically low interest rates, demand for municipal bonds has been strong this year. The slowdown in supply, concurrent with an increase in demand, caused a widening of the yield spread between municipal bonds and Treasury bonds and a corollary decline in the relative value of municipal bonds. While the yield advantage of owning municipal bonds has narrowed, municipal bonds continue to offer attractive after-tax returns for many investors.

State and local governments continued to make progress in restoring fiscal balance, leading to an overall strengthening in credit trends. Moody’s Investors Service and Standard & Poor’s Rating Service report that credit rating upgrades exceeded downgrades for the quarter ended September 30, 2006. Every region of the country experienced revenue growth in fiscal year 2006, with most states reporting budget surpluses. Despite welcome increases in tax receipts, however, states face enormous expenditure pressure from increasing health care costs, Medicaid, underfunded pensions, and Other Post Employment Benefits.

Q.	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	An increase in short-term yields during the fiscal year pressured prices lower for a number of the Fund’s holdings with short-term maturities or call dates. Short-term bonds, however, are intrinsically less sensitive to changes in interest rates than bonds with longer maturity dates, which helped to temper price decreases. The rise in short-term yields did provide a boost to income earned on

Interview With Your Portfolio Managers (continued)
Thomas G. Moles and Eileen A. Comerford

the Fund’s variable rate positions. Variable rate demand notes — the preferred investment vehicle for managing the Fund’s cash flows — have rates that are reset periodically and can be redeemed at par. Over the past year, the Fund has maintained higher than normal positions of variable rate demand notes as the proceeds of bond calls and maturities awaited reinvestment.

During the fiscal year, pre-refunded bond positions were maintained given their attractive coupon interest and inherently defensive nature. Pre-refunded bonds currently represent the Fund’s largest sector weighting. While the Fund’s investment income benefited from our decision to retain these high-quality, higher-yielding securities, given the shorter maturity dates of the Fund’s pre-refunded holdings, the increase in short-term yields over the past year caused investment results to lag those of longer-term securities.

The Fund’s portfolio is comprised almost entirely of premium-coupon bonds (market price above par), which are generally less sensitive to interest rate changes than par or discount bonds (market price below par). The decline in long-term municipal yields over the past fiscal year favored par and discount-coupon bonds over premium bonds. A significant percentage of the premium coupon bonds held by the Fund, however, were purchased at yields substantially above current levels and the income they generate helps to support the Fund’s monthly distributions.

Seligman Quality Municipal Fund is required to maintain a minimum of 80% of net assets in AAA-rated securities; the remaining 20% must be investment-grade. Over the past year, investors continued to turn to riskier investments in search of higher returns, which led to further narrowing of credit spreads. As a result, lower-quality bonds outperformed higher-quality bonds by a wide margin over the reporting period.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A TEAM APPROACH

Seligman Quality Municipal Fund, Inc. is managed by the Seligman Municipals Team, headed by Portfolio Manager Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen A. Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Michelle Caetano, and Debra McGuinness.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Quality Municipal Fund Common Stock and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. Effective January 1, 2006, J. & W. Seligman & Co. Incorporated, the Fund’s Manager, irrevocably reduced its management fee. Absent such reduction, returns and yields would have been lower. A portion of the Fund’s dividends may be subject to applicable federal, state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results for Common Stock
Total Returns
For Periods Ended October 31, 2006

			Average Annual
	Three Months*	Six Months*	One Year	Five Years	Ten Years
Market Price	7.30%	7.69%	13.14%	7.13%	6.26%
Net Asset Value	3.14	4.32	5.53	5.14	6.02
Benchmark:
Lehman Brothers Municipal Bond Index**	2.83	4.12	5.75	5.05	5.85

Price Per Share

	Market Price	Net Asset Value
October 31, 2006	$13.50	$14.06
July 31, 2006	12.70	13.76
April 30, 2006	12.78	13.74
January 31, 2006	12.90	13.99
October 31, 2005	12.43	13.88

Holdings by Market Sector#

Revenue Bonds	70%
General Obligation Bondsøø	30

Option-Adjusted Duration[3]	6.1	years
Weighted Average Maturity[3]	15.0	years

Dividend and Capital Gain Per Share,
and Yield Information
For Periods Ended October 31, 2006

	Capital Gainø
Dividend Paid†	Realized	Unrealized	SEC 30-Day Yield‡
$0.5275	$0.038	$0.778††	0.53%

Holdings by Credit Quality2#

AAA	86%
AA	7
BBB	7

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report.

See additional footnotes on page 5.

Performance and Portfolio Overview (continued)

[2]	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change.

[3]	Excludes variable rate demand notes. Weighted average maturity is the number of years to stated maturity, weighted based upon current market value. Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to present time, taking into account call dates and related call premiums, if any.

*	Returns for periods of less than one year are not annualized.

**	The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not include any taxes, fees or sales charges and is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an unmanaged index.

†	For the year ended October 31, 2006, Preferred Stockholders were paid dividends at annual rates ranging from 2.65% to 3.95%. Earnings on the Fund’s assets in excess of the preferred dividend requirements constituted income available for dividends to Common Stockholders. At October 31, 2006, the Fund estimated that 8.6% of the distributions paid to Common Stockholders in 2006 will be in excess of its tax-exempt net income (i.e., a return of capital), but under applicable federal law, will be taxable as ordinary income.

††	Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2006.

ø	Information does not reflect the effect of capital loss carryforwards that were used to partially offset these net realized capital gains.

øø	Includes pre-refunded and escrowed-to-maturity securities.

‡	Current yield, representing the annualized yield (after dividends on Preferred Stock) for the 30-day period ended October 31, 2006, has been computed in accordance with Securities and Exchange Commission regulations and will vary.

#	Percentages based on current market values of long-term holdings at October 31, 2006.

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on the website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be made available by no later than August 31 of that year.

Annual Certifications

As required, the Fund has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR for the year ended October 31, 2006 filed with the SEC.

[1]	The website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report.

Portfolio of Investments	October 31, 2006

State#	Face Amount	Municipal Bonds	Rating†	Value
Alabama — 7.8%	$5,000,000	Jefferson County, AL Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039ø	Aaa	$5,210,350
Alaska — 3.6%	2,000,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa	2,410,680
Arizona — 6.5%	4,000,000	Arizona Agricultural Improvement and Power District Rev. (Salt River Project), 5% due 12/1/2014	Aaa	4,303,760
California — 16.4%	4,000,000	Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,159,120
	1,500,000	Los Angeles, CA Regional Airports Improvement Corporation Facilities Rev. (LAXFUEL Corporation), 5.50% due 1/1/2032*	Aaa	1,571,175
	5,000,000	San Diego, CA Public Facilities Financing Authority Sewer Rev., 5% due 5/15/2029	Aaa	5,147,600
Colorado — 4.0%	2,500,000	Regional Transportation District, CO Sales Tax Rev., 5% due 11/1/2024	Aaa	2,659,475
Florida — 14.1%	3,000,000	Orange County, FL Health Facilities Authority Rev. (The Nemours Foundation Project), 5% due 1/1/2029	AAA‡	3,164,310
	2,500,000	Orange County, FL Sales Tax Rev., 5.125% due 1/1/2023	Aaa	2,666,300
	3,345,000	Orange County, FL Solid Waste Facility Rev., 5% due 10/1/2016	Aaa	3,550,885
Illinois — 7.2%	4,500,000	Chicago, IL GOs, 5% due 1/1/2023	Aaa	4,799,430
Louisiana — 0.9%	520,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012††	AAA‡	581,823
Maryland — 2.6%	1,500,000	Maryland State GOs Capital Improvements, 5.25% due 3/1/2017	Aaa	1,699,035
Massachusetts — 14.3%	750,000	Massachusetts State Port Authority Rev., 5% due 7/1/2025	Aaa	799,342
	3,000,000	Massachusetts State School Building Authority Dedicated Sales Tax Rev., 5% due 8/15/2023	Aaa	3,208,800
	3,000,000	Massachusetts State Special Obligation Dedicated Tax Rev., 5.25% due 1/1/2025ø	Aaa	3,288,240
	2,000,000	Massachusetts State Water Resources Authority Rev., 5.25% due 8/1/2024	Aaa	2,214,720
Michigan — 4.0%	1,175,000	Harper Creek, MI Community School District GOs, 5.125% due 5/1/2031ø	Aa2	1,250,846
	1,325,000	Harper Creek, MI Community School District GOs, 5.125% due 5/1/2031	Aa2	1,377,695
Minnesota — 0.8%	500,000	Minneapolis & Saint Paul, MN Metropolitan Airports Commission Rev., 5.75% due 1/1/2032ø	Aaa	537,120
Missouri — 0.4%	270,000	Missouri State Housing Development Commission Rev. (Single Family Mortgage), 6.375% due 9/1/2031*	AAA‡	270,913
New York — 13.5%	3,000,000	New York, NY GOs, 5% due 8/1/2017	Aaa	3,261,960
	1,295,000	New York State Environmental Facilities Corporation (Clean Water & Drinking Rev.), 5% due 7/15/2020	Aaa	1,385,624
	4,000,000	Triborough Bridge & Tunnel Authority, NY Rev., 5% due 11/15/2020	Aa2	4,341,760

______________________ See footnotes on page 7.

Portfolio of Investments (continued)	October 31, 2006

State#	Face Amount	Municipal Bonds	Rating†	Value
Pennsylvania — 6.5%	$3,000,000	Pennsylvania State University Rev., 5% due 9/1/2024	Aa2	$3,207,420
	1,000,000	Pennsylvania Turnpike Commission Rev. (Oil Franchise Tax), 5.25% due 12/1/2023	Aaa	1,086,040
Puerto Rico — 5.2%	3,000,000	Puerto Rico Electric Power Authority Rev., 5.25% due 7/1/2021	Aaa	3,430,860
Texas — 13.0%	3,000,000	Dallas, TX Area Rapid Transit Sales Tax Rev., 5% due 12/1/2031	Aaa	3,105,960
	2,000,000	Matagorda County, TX Navigation District No. 1 Pollution Control Rev. (Central Power and Light Co. Project), 6.125% due 5/1/2030*	Aaa	2,043,740
	3,000,000	San Antonio, TX Electric & Gas System Rev., 5.65% due 2/1/2019††	AAA‡	3,477,420
Washington — 6.4%	2,000,000	Chelan County, WA Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 5.25% due 7/1/2033*	Aaa	2,073,620
	2,000,000	Chelan County, WA Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 5.60% due 1/1/2036*	Aaa	2,150,620
Wisconsin — 0.4%	260,000	Wisconsin Housing & Economic Development Authority Housing Rev., 6.85% due 11/1/2012	Aaa	260,445
Total Municipal Bonds (Cost $81,506,299) — 127.6%				84,697,088
		Short-Term Holdings
Missouri — 3.7%	2,460,000	Missouri State Health & Educational Facilities Authority Health Facility Rev. (Cox Health System), VRDN, due 6/1/2022	VMIG 1	2,460,000
New York — 11.0%	2,105,000	New York, NY GOs, 6.25% due 4/15/2027ø	Aaa	2,151,773
	5,000,000	New York, NY City Municipal Water Finance Authority (Water & Sewer System Rev.), 5.75% due 6/15/2026ø	Aaa	5,118,300
North Carolina — 4.5%	3,000,000	Charlotte-Mecklenburg Hospital Authority, NC Health Care System Rev., VRDN, due 1/15/2026	VMIG 1	3,000,000
Wyoming — 1.9%	1,250,000	Lincoln County, WY Pollution Control Rev. (Exxon Project), VRDN, due 7/1/2017*	P-1	1,250,000
Total Short-Term Holdings (Cost $13,499,931) — 21.1%				13,980,073
Total Investments (Cost $95,006,230) — 148.7%				98,677,161
Other Assets Less Liabilities — 1.9%				1,283,415
Preferred Stock — (50.6)%				(33,600,000)

Net Assets for Common Stock — 100.0%				$66,360,576

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

ø	Pre-refunded security. Such securities that will be paid within one year are classified as short-term holdings.

†	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA. Ratings have not been audited by Deloitte & Touche LLP.

††	Escrowed-to-maturity security.

VRDN — Variable rate demand notes.

See Notes to Financial Statements.

Statement of Assets and Liabilities	October 31, 2006

Assets:
Investments, at value:
Long-term holdings (cost $81,506,299)	$84,697,088
Short-term holdings (cost $13,499,931)	13,980,073
Total investments (cost $95,006,230)	98,677,161
Cash	65,441
Interest receivable	1,484,913
Receivable for securities sold	65,000
Expenses prepaid to stockholder service agent	11,241
Other	17,405
Total Assets	100,321,161

Liabilities:
Management fee payable	46,364
Accrued expenses and other	314,221
Total Liabilities	360,585

Preferred Stock:
Preferred Stock Series TH, $0.01 par value, liquidation preference and asset coverage per share — $50,000 and $148,751, respectively; shares authorized — 1,000; issued and outstanding — 672	33,600,000

Net Assets for Common Stock	$66,360,576

Composition of Net Assets:
Common Stock, $0.01 par value; shares authorized — 49,999,000; issued and outstanding — 4,719,946	$47,199
Additional paid-in capital	62,247,185
Undistributed net investment income	339,903
Undistributed net realized gain	55,358
Net unrealized appreciation of investments	3,670,931

Net Assets for Common Stock	$66,360,576

Net Asset Value Per Share of Common Stock (Market value $13.50)	$14.06

See Notes to Financial Statements.

Statement of Operations	For the Year Ended October 31, 2006

Investment Income:
Interest		$4,703,480

Expenses:
Management fee	$561,531
Legal fees	373,369
Preferred stock auction, remarketing and rating agent fees	113,020
Stockholder account and registrar services	80,056
Stockholders’ meeting	67,665
Auditing fees	38,395
Stockholder reports and communications	37,129
Custody and related services	23,996
Exchange listing fees	23,750
Directors’ fees and expenses	12,883
Miscellaneous	15,888
Total Expenses Before Reimbursement	1,347,682
Expense reimbursement (Note 4)	(92,635)
Total Expenses After Reimbursement		1,255,047
Net Investment Income		3,448,433	*

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	179,144
Net change in unrealized appreciation of investments	820,247
Net Gain on Investments		999,391
Dividends Paid to Preferred Stockholders		(1,119,156)
Increase in Net Assets from Operations		$3,328,668

* Net investment income available for Common Stock is $2,329,277, which is net of Preferred Stock dividends of $1,119,156.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,
	2006	2005
Operations:
Net investment income	$3,448,433	$3,575,415
Net realized gain on investments	179,144	8,535
Net change in unrealized appreciation of investments	820,247	(1,984,075)
Dividends paid to Preferred Stockholders (per share: $1,665.41 and $1,146.80)	(1,119,156)	(770,649)
Increase in Net Assets from Operations	3,328,668	829,226

Distributions to Common Stockholders:
Dividends from net investment income (per share: $0.528 and $0.587)	(2,489,355)	(2,767,258)
Decrease in Net Assets from Distributions to Common Stockholders	(2,489,355)	(2,767,258)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of dividends (17,161 and 22,581 shares)	220,733	276,912
Cost of shares purchased for investment plan (15,200 and 22,900 shares)	(196,023)	(282,650)
Increase (Decrease) in Net Assets from Capital Share Transactions	24,710	(5,738)

Increase (Decrease) in Net Assets	864,023	(1,943,770)

Net Assets for Common Stock:
Beginning of year	65,496,553	67,440,323

End of Year (including undistributed net investment income of $339,903 and $210,690, respectively)	$66,360,576	$65,496,553

See Notes to Financial Statements.

Notes to Financial Statements

1.  Significant Accounting Policies — The financial statements of Seligman Quality Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

Short-term holdings include securities with stated or effective maturity dates of less than one year.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At October 31, 2006, the interest rates paid on these notes ranged from 3.63% to 3.65%.

d.	Distributions to Stockholders — Dividends and other distributions paid by the Fund are recorded on the ex-dividend date.

2.  Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended October 31, 2006, 15,200 shares were purchased in the open market at a cost of $196,023, which represented a weighted average discount of 7.20% from the net asset value of those acquired shares. A total of 17,161 shares were issued to Plan participants during this period for proceeds of $220,733, a weighted average discount of 7.50% from the net asset value of those shares.

3.  Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Fund’s Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference

Notes to Financial Statements

of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

Dividends on Preferred Shares are cumulative at a rate reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

In accordance with Emerging Issues Task Force Topic No. D-98, “Classification and Measurement of Redeemable Securities,” the Fund classifies its Preferred Stock outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to Preferred Stockholders are classified as a component of the “increase in net assets from operations” in the statements of operations and of changes in net assets and as a component of the “total from investment operations” in the financial highlights.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

4.  Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. Prior to January 1, 2006, the Manager’s fee, calculated daily and payable monthly, was equal to 0.65% per annum of the Fund’s average daily net assets, which includes the value attributable to the Fund’s Preferred Stock. Effective January 1, 2006 the Manager irrevocably reduced the management fee rate to 0.55% per annum of the Fund’s average daily net assets. The management fee reflected in the Statement of Operations represents 0.57% of the Fund’s average daily net assets. During the year ended October 31, 2006, the Manager voluntarily reimbursed certain expenses of the Fund.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $80,056 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of October 31, 2006, the Fund’s potential obligation under the Guaranties is $7,400. As of October 31, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $12,301 was paid to the participating director in January 2006. As of October 31, 2006, no directors were participating in the deferred compensation arrangement.

5.  Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year

Notes to Financial Statements

ended October 31, 2006, amounted to $5,926,675 and $8,310,000 respectively.

6.  Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. Further, the cost of investments also can differ for federal income tax purposes.

At October 31, 2006, the cost of investments for federal income tax purposes was $94,666,327. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $339,903.

At October 31, 2006, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$4,063,355
Gross unrealized depreciation of portfolio securities	(52,521)
Net unrealized appreciation of portfolio securities	4,010,834
Undistributed net realized gain	55,358
Total accumulated earnings	$4,066,192

As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. The tax characterization of distributions paid to Preferred and Common Stockholders was as follows:

	Year Ended October 31,
	2006	2005
Tax-exempt income	$3,298,414	$3,471,736
Ordinary income	310,097	66,171
Total distributions	$3,608,511	$3,537,907

During the year ended October 31, 2006, the Fund utilized $144,592 of a prior year’s capital loss carryforward to offset net gains realized.

7.  Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Seligman Quality Municipal Fund because it is a listed, closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman mutual funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Seligman Quality Municipal Fund.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney

Notes to Financial Statements

General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, Seligman Advisors, Inc. and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal actions or possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

8.  Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines

Notes to Financial Statements

fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

9.  Subsequent Event — Proposed Liquidation —
On December 15, 2006, the Fund’s Board of Directors approved a plan of complete liquidation and dissolution of the Fund. The Board of Directors has called a special meeting of stockholders to be held on February 15, 2007 to consider the proposal to liquidate the Fund.

Financial Highlights

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the net asset value at the beginning of a period to the net asset value at the end of a period, so that investors can understand what effect the individual items listed below have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

Total investment return measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares, nor do they reflect taxes investors may incur on distributions or on the sale of Fund shares.

The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for all years presented, do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended October 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.88	$14.29	$14.29	$14.44	$14.40
Income from Investment Operations:
Net investment income	0.73	0.76	0.76	0.77	0.95
Net realized and unrealized investment gain (loss) on investments	0.22	(0.42)	0.02	(0.02)	0.03
Dividends paid from net investment income to Preferred Stockholders	(0.24)	(0.16)	(0.08)	(0.08)	(0.11)
Total from Investment Operations	0.71	0.18	0.70	0.67	0.87
Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.53)	(0.59)	(0.70)	(0.79)	(0.71)
Distributions from net realized gain	—	—	—	(0.03)	(0.12)
Total Distributions to Common Stockholders	(0.53)	(0.59)	(0.70)	(0.82)	(0.83)
Net Asset Value, End of Year	$14.06	$13.88	$14.29	$14.29	$14.44
Market Value, End of Year	$13.50	$12.43	$12.51	$12.58	$12.57

See footnotes on page 17.

Financial Highlights (continued)

	Year Ended October 31,
	2006	2005	2004	2003	2002
Total Investment Return:
Based upon market value	13.14%	4.22%	5.11%	6.69%	6.69%
Based upon net asset value	5.53%	1.88%	5.70%	5.50%	7.16%
Ratios/Supplemental Data:
Ratio of expenses to average net assetsø	1.27%	1.07%	1.09%	1.10%	1.08%
Ratio of expenses to average net assets for Common Stock	1.92%	1.61%	1.64%	1.65%	1.62%
Ratio of net investment income to average net assetsø	3.48%	3.55%	3.57%	3.57%	4.49%
Ratio of net investment income to average net assets for Common Stock	5.26%	5.34%	5.36%	5.33%	6.76%
Portfolio turnover rate	6.45%	17.43%	17.25%	15.92%	6.01%
Net assets for Common Stock, end of year (000s omitted)	$66,361	$65,497	$67,440	$67,465	$68,134
Without reimbursement:†
Ratio of expenses to average net assetsø	1.36%
Ratio of expenses to average net assets for Common Stock	2.06%
Ratio of net investment income to average net assetsø	3.39%
Ratio of net investment income to average net assets for Common Stock	5.12%

ø	Average net assets includes the value of Preferred Stock.

†	The Manager voluntarily reimbursed certain expenses of the Fund.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders,
Seligman Quality Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Quality Municipal Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2006

Dividend Investment Plan

The Dividend Investment Plan (the “Plan”) is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. (“Seligman Data”), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders, either through open market purchases if the Fund is trading at a discount, or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

Purchases will be made by the Fund from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If, on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments, and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed, or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder’s account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended October 31, 2006, the Fund purchased 15,200 shares in the open market for dividend investment purposes.

Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the

Dividend Investment Plan (continued)

total amount registered in the nominee’s name and held for the account of beneficial owners who are participating in such Plan, by delivering shares on behalf of such holder to such nominee’s account at Depository Trust Company (“DTC”). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder’s name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

Seligman Data will maintain all Common Stockholders’ accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan, as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data Corp.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended October 31, 2006.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Quality Municipal Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (77)[1,3] • Director: 1995 to Date • Oversees 60 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director of USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Frank A. McPherson (73)[2,3] • Director: 1995 to Date • Oversees 60 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] • Director: 1991 to Date • Oversees 60 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (65)[1,3] • Director: 2000 to Date • Oversees 59 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (74)[2,3] • Director: 1991 to Date • Oversees 60 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

See footnotes on page 23.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
James N. Whitson (71)[1,3] • Director: 1993 to Date • Oversees 60 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

Interested Directors and Principal Officers

William C. Morris (68)* • Director and Chairman of the Board: 1991 to Date • Oversees 60 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proponents for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (54)* • Director: 1993 to Date • President and Chief Executive Officer: 2002 to Date • Oversees 59 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Thomas G. Moles (64) • Executive Vice President: 2002 to Date • Portfolio Manager: 1991 to Date
Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series; Executive Vice President and Co-Portfolio Manager, Seligman Select Municipal Fund, Inc. (closed-end investment company); and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly, President, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

Eileen A. Comerford (48) • Vice President: 1991 to Date • Co-Portfolio Manager: 2003 to Date
Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and Seligman Select Municipal Fund, Inc.

Eleanor T.M. Hoagland (55) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds†.

See footnotes on page 23.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Audrey G. Kuchtyak (46) • Vice President: 1991 to Date	Senior Vice President, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Select Municipal Fund, Inc.
Thomas G. Rose (48) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer, Senior Vice President, Finance, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (50) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Frank J. Nasta (42) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Proxy Results

Stockholders of Seligman Quality Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on October 19, 2006, in New York, New York and adjourned to November 10, 2006. The description of each proposal and number of shares voted are as follows:

Election of Directors:

Election by Holders of Common and Preferred Shares:

	For	Withheld
John R. Galvin	4,031,446	128,993
Robert L. Shafer	4,029,946	130,493
William C. Morris	4,026,502	133,937

Ratification of Deloitte & Touche LLP as independent auditors for 2006:

For	Against	Abstain
4,113,568	24,258	22,613

ITEM 2.	CODE OF ETHICS.

As of October 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$28,790	$27,420
Audit-Related Fees	7,105	6,765
Tax Fees	2,500	2,350
All Other Fees	—	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of certain agreed-upon procedures with respect to the registrant’s preferred stock. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$83,100	$76,630
Tax Fees	12,990	13,903
All Other Fees	—	—

Audit-related fees include amounts for attestation services for the registrant’s stockholder service agent. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $105,695 and $101,579, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. James N. Whitson, Chairman Betsy S. Michel John R. Galvin Leroy C. Richie

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable, as registrant does not invest in voting securities.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

Information pertaining to the Co-Portfolio Managers of Seligman Quality Municipal Fund, Inc., as of January 4, 2007, is set forth below.

Thomas G. Moles (64) • Executive Vice President: 2002 to Date • Portfolio Manager: 1991 to 2002 • Co-Portfolio Manager: 2003 to Date
In addition to his position with the registrant, Mr. Moles is a Director and Managing Director, J. & W. Seligman & Co. Incorporated (Seligman); Director, Seligman Advisors, Inc. and Seligman Services, Inc. (each a limited-purpose broker-dealer); Executive Vice President and Co-Portfolio Manager, Seligman Select Municipal Fund, Inc. (a closed-end investment company); and Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series (each an open-end investment company).

Eileen A. Comerford (48) • Vice President: 1991 to Date • Co-Portfolio Manager: 2003 to Date
In addition to her position with the registrant, Ms. Comerford is Senior Vice President, Investment Officer of Seligman, and Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and Seligman Select Municipal Fund, Inc.(a closed-end investment company).

For purposes of this discussion, each of the registrant’s Co-Portfolio Managers is referred to herein as a “Portfolio Manager” and collectively as the “Portfolio Managers.” The following table sets forth certain additional information with respect to the Portfolio Managers of the registrant. Unless noted otherwise, the information is provided as of October 31, 2006.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each Portfolio Manager, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. For the purpose of this table, each series or portfolio of a registered investment company is counted as a separate registered investment company.

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas G. Moles	20 Registered Investment Companies with approximately $1.2 billion in total assets under management.	0 Pooled Investment Vehicles.	7 Other Accounts with approximately $891,000 in total assets under management.
Eileen A. Comerford	20 Registered Investment Companies with approximately $1.2 billion in total assets under management.	0 Pooled Investment Vehicles.	3 Other Accounts with approximately $576,000 in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Portfolio Manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

As compensation for their responsibilities, each of Mr. Moles and Ms. Comerford received a base salary and discretionary bonus for the calendar year ended December 31, 2006.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, the Portfolio Manager’s relative investment performance versus one or more competitive universes or benchmarks, and Seligman’s overall profitability and profitability attributable to the assets under management for the Portfolio Manager’s investment team.

The structure of a Portfolio Manager’s compensation may be modified from time to time reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the Portfolio Managers of the registrant have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the registrant (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more Portfolio Managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the registrant. This may create a potential conflict of interest for Seligman or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including Portfolio Managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because Portfolio Managers of Seligman manage multiple client accounts, Portfolio Managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of October 31, 2006, Mr. Moles owned between $10,001 and $50,000 of the shares of the registrant, and Ms. Comerford owned between $10,000 and $50,000 of the shares of the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
5-01-06 to 5-31-06	1,500	$12.87	1,500	N/A
6-01-06 to 6-30-06	1,500	$12.81	1,500	N/A
7-01-06 to 7-31-06	1,400	$12.68	1,400	N/A
8-01-06 to 8-31-06	1,400	$12.98	1,400	N/A
9-01-06 to 9-30-06	1,400	$13.01	1,400	N/A
10-01-06 to 10-31-06	1,300	$13.12	1,300	N/A

(1)	As announced on November 22, 1991, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant’s dividend investment plan.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has a adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN QUALITY MUNICIPAL FUND, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: January 4, 2007

By:	/S/ LAWRENCE P. VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date: January 4, 2007

SELIGMAN QUALITY MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.